UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

TPG PACE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300

Fort Worth, TX 76102

(Address of principal executive offices, including zip code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	TPGH	New York Stock Exchange
Units, each consisting of one Class A Ordinary Share and one-third of one Warrant	TPGH-U	New York Stock Exchange
Warrants, each whole Warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	TPGH-WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Agreement.

On November 6, 2019, TPG Pace Holdings Corp., a Cayman Islands exempted company (the “Company”), New Pace LLC, a Delaware limited liability company (“NewCo”), Clairvest Equity Partners V Limited Partnership, an Ontario limited partnership (“CEP V”), Clairvest Equity Partners V-A Limited Partnership, an Ontario limited partnership (“CEP V-A”), and CEP V Co-Investment Limited Partnership, a Manitoba limited partnership (“CEP Co-Invest”, and together with CEP V and CEP V-A, the “Clairvest Investors”), entered into a Nominating and Support Agreement (the “Nominating Agreement”), whereby, in consideration for the Clairvest Investors delivering (a) a Joinder Agreement to that certain Transaction Agreement (as amended on July 22, 2019 and October 3, 2019 and as it may further be amended from time to time, the “Transaction Agreement”) between the Company, certain shareholders of Accel Entertainment, Inc., an Illinois corporation (“Accel”), named as Sellers therein and the Shareholder Representatives named therein, and previously announced on June 13, 2019, and (b) a cash election form setting forth a cash election with respect to (i) the shares in all common and preferred stock, no par value per share, of Accel (the “Accel Stock”) that the Clairvest Investors own, beneficially (as defined in Rule 13d-3 under the Securities Exchange Act) or of record, (ii) any security convertible or exchangeable into Accel Stock (together with the Accel Stock, the “Subject Securities”) and (iii) any additional Subject Securities that the Clairvest Investors acquired after the execution of the Nominating Agreement, the Company has agreed to (x) appoint Kenneth B. Rotman to the board of directors of the Company (the “Board”) contemporaneously with the closing of the proposed business combination (the “Business Combination”) contemplated by the Transaction Agreement as a Class III director with a term expiring at the 2022 annual meeting of the stockholders of the Company and (y) nominate Kenneth B. Rotman to the Board as set forth in the Nominating Agreement.

Pursuant to the Nominating Agreement, the Company also agreed, subject to the requirements of fiduciary duties under applicable laws, to include in its slate of nominees for election as directors at any meeting of stockholders or action by written consent at which directors are to be elected to the Board (each such meeting or action by written consent, an “Election Meeting”), one individual (an “8% Nominee”) nominated to the Board by the Clairvest Investors, provided that the Clairvest Investors hold (together with its affiliates) at least 8% of the outstanding Class A-1 common stock, par value $0.0001 per share, of the Company (the “Class A-1 Shares”) until the earlier of (i) the date upon which the Clairvest Investors (together with its affiliates) do not own at least 8% of the outstanding Class A-1 Shares, or (ii) the seven year anniversary of the closing of the Business Combination; provided, that, certain requirements listed in the Nominating Agreement are met. Additionally, the Clairvest Investors agreed, until Kenneth B. Rotman or an 8% Nominee is no longer serving on the Board, to vote (or cause to be voted) all Class A-1 Shares beneficially owned or owned of record by the Clairvest Investors at any meeting of the stockholders of the Company in favor of each director nominated by the Board (or its Nominating and Corporate Governance Committee), as provided in any notice of any meeting of the stockholders of Parent and the accompanying management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to the stockholders of the Company in connection with any such meeting of the stockholders of the Company.

A copy of the Nominating Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.02(d) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Nominating Agreement, on November 6, 2019, the Company agreed that, upon the closing of the Business Combination, it would appoint Kenneth B. Rotman to the Board as a Class III director with a term expiring at the 2022 annual meeting of the stockholders of the Company.

Kenneth B. Rotman is the Chief Executive Officer and Managing Director of Clairvest Group Inc., a publicly-traded Toronto-based private equity firm (Toronto Stock Exchange: CVG). He has more than 25 years of experience as a private equity investor. Prior to joining Clairvest in October 1993, Mr. Rotman spent just under three years at E. M. Warburg, Pincus & Co. where Mr. Rotman principally focused on media, communications and manufacturing transactions in North America and the United Kingdom. In addition to serving on the board of directors of Clairvest, he has participated on the boards of numerous public and private companies, including: Also Energy, MAG Aerospace, Discovery Air, Top Aces, Light Tower Rental, PEER 1 Network Enterprises, Hudson Valley Waste, Shepell•fgi, Sparkling Spring Water and Winters Brothers Waste Systems. Mr. Rotman also serves on the board of directors of numerous charitable organizations. He earned a B.A. from Tufts University in 1988, a M.Sc. from the London School of Economics in 1989 and a M.B.A. from New York University Stern School of Business in 1991.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On November 6, 2019, the Clairvest Investors, Mr. Andrew Rubenstein, an individual, and Mr. Gordon Rubenstein, an individual (together with A. Rubenstein, the “Rubenstein Parties”), entered into a Mutual Support Agreement (the “Mutual Support Agreement”) whereby (i) the Rubenstein Parties agreed to vote in favor of any 8% Nominee, all in accordance with the Nominating Agreement and provided such nominee is included by the Company in its slate of nominees for election as directors of the Company at any Election Meeting and (ii) the Clairvest Investors agreed to vote in favor of any 8% Nominee to the Board nominated by the Rubenstein Parties in accordance with the Nominating Agreement and included by the Company in its slate of nominees for election as directors of the Company at any Election Meeting, in each case, with respect to the Class A-1 Shares, beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act) or owned of record by each such respective party. A copy of the Mutual Support Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

On November 6, 2019, the Company and Accel announced that they intend to appoint Kenneth B. Rotman to the Board upon the closing of the Business Combination and that the Clairvest Investors have elected to receive shares of the Company in connection with the Business Combination. A copy of the joint press release is furnished as Exhibit 99.2 hereto.

Additional Information and Where to Find It

The Company has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), which was declared effective on October 29, 2019 and which includes a proxy statement/prospectus with respect to the Company’s securities to be issued in connection with the proposed Business Combination. The Registration Statement and the accompanying definitive proxy statement/prospectus contains important information about the proposed Business Combination and related matters. COMPANY SHAREHOLDERS ARE URGED AND ADVISED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. The Registration Statement, the definitive proxy statement/prospectus, other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com.

Participants in the Solicitation

The Company, Accel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Business Combination. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company shareholders in connection with the proposed Business Combination are set forth in the Registration Statement for the proposed Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination is in the Registration Statement that the Company has filed with the SEC.

Forward Looking Statements

This Current Report includes “forward looking statements” as defined within the Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included in this Current Report regarding the proposed Business Combination, the Company’s ability to consummate the Business Combination, the benefits of the Business Combination and the future financial performance of the Company following the Business Combination, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. Forward-looking statements may be identified by the use of words such as “could,” “should,” “will,” “may,” “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement and the proposed Business Combination; (2) the risk that the proposed Business Combination disrupts current plans and operations of Accel or its subsidiaries or the Company as a result of the announcement and consummation of the Business Combination; (3) the inability to complete the proposed Business Combination; (4) litigation relating to the Business Combination; (5) the inability to complete the private placements as set forth in the Subscription Agreements; (6) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (7) the inability to successfully retain or recruits officers, key employees, or directors following the Business Combination; (8) effects on Pace’s public securities’ liquidity and trading; (9) the market’s reaction to the Business Combination; (10) the inability to meet the NYSE’s listing standards following the consummation of the Business Combination; (11) the lack of a market for the Company’s securities; (12) the Company’s and Accel’s financial performance following the Business Combination; (13) costs related to the proposed Business Combination; (14) changes in applicable laws or regulations; (15) the possibility that the Company or Accel may be adversely affected by other economic, business, and/or competitive factors; (16) the possibility that the expected benefits of Accel’s acquisition of 100% of the outstanding membership interests of Grand River Jackpot, LLC may not occur; and (17) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward looking statements, which speak only as of the date made. Forward-looking statements included in this Current Report speak only as the date of this Current Report, the Company undertakes no commitment to update or revise the forward looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable regulations in the Cayman Islands.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Nominating and Support Agreement, dated November 6, 2019

99.1	Mutual Support Agreement, dated November 6, 2019

99.2	Press Release, dated November 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG PACE HOLDINGS CORP.

By:	/s/ Karl Peterson
Karl Peterson Chief Executive Officer

Date: November 6, 2019